Exhibit 10.33(b)

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED THAT THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY.

[UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE DECEMBER 18, 2021. [Note: to be included if subscriber is subject to Canadian law]

THE WARRANTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID AND OF NO VALUE UNLESS EXERCISED BY 5:00 P.M. (PACIFIC TIME), ON AUGUST 17 2026, OR SUCH EARLIER DATE AS PROVIDED HEREIN, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE NULL AND VOID AND OF NO FURTHER FORCE AND EFFECT.

WARRANT CERTIFICATE

MEDMEN ENTERPRISES INC.

WARRANT CERTIFICATE August 17, 2021	[●] WARRANTS (each a “Warrant”) entitling the holder to acquire, subject to adjustment, one Class B subordinate voting share of MedMen Enterprises Inc. at a price of US$0.288 (a “Share”) for each Warrant represented hereby.

THIS CERTIFIES THAT, for value received, [●], a Delaware corporation (hereinafter referred to as the “Holder”), is entitled, at any time prior to the Expiry Time, to purchase, at the Exercise Price, one Share in the capital stock of MedMen Enterprises Inc. (the “Company”) for each Warrant evidenced hereby, by surrendering to the Company at its office at 10115 Jefferson Boulevard, Culver City, CA 90232, this Warrant Certificate, together with a Subscription Form, duly completed and executed, and cash or a certified cheque, money order, bank draft or wire of immediately available funds in lawful money of the United States payable to or to the order of the Company for the amount equal to the Exercise Price per Share multiplied by the number of Shares subscribed for, on and subject to the terms and conditions set forth below.

Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any shares of the Company at any time after the Expiry Time, and from and after the Expiry Time this Warrant Certificate and the Warrants represented hereby, and all rights hereunder shall be void and of no value.

1.	Definitions

In this Warrant Certificate, including the preamble, unless there is something in the subject matter or context inconsistent therewith, the following expressions shall have the following meanings namely:

(a)	“Affiliate” has the meaning ascribed to such term under the Securities Act (Ontario);

(b)	“Business Day” means a day which is not a Saturday, Sunday, or a civic or statutory holiday in the City of Los Angeles, California;

(c)	“Shares” means Class B subordinate voting shares of the Company as such shares were constituted on the date hereof, as the same may be reorganized, reclassified or redesignated pursuant to any of the events set out in Section 13 hereof;

(d)	“Company” means MedMen Enterprises Inc., a corporation formed under the laws of the Province of British Columbia and its successors and assigns;

(e)	“Current Market Price” at any date, means the weighted average of the sale prices per Share at which the Shares have traded on the Canadian Securities Exchange, or, if the Shares in respect of which a determination of Current Market Price is being made are not listed thereon, on such stock exchange on which such shares are listed as may be selected for such purpose by the directors, or, if the Shares are not listed on any stock exchange, then on the over-the-counter market, for 30 consecutive trading days ending before such date, or in the event that at any date the Shares are not listed on any exchange or on the over-the-counter market, the Current Market Price shall be as determined by the directors or such firm of independent chartered accountants as may be selected by the directors acting reasonably and in good faith in their sole discretion; for these purposes, the weighted average price for any period shall be determined by dividing the aggregate sale prices of all Shares sold during such period by the total number of Shares sold during such period;

(f)	“Equity Shares” means the Shares and any shares of any other class or series of the Company which may from time to time be authorized for issue if by their terms such shares confer on the holders hereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company beyond a fixed sum or a fixed sum plus accrued dividends;

(g)	“Exercise Price” means US$0.288 in per Share;

(h)	“Expiry Time” means 5:00 pm (Los Angeles time)] on August 17, 2026;

(i)	“Holder” means the registered holder of this Warrant Certificate;

(j)	“person” means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative, or any group or combination thereof;

(k)	“Subscription Form” means the form of subscription annexed hereto as Schedule “A”;

(l)	“this Warrant Certificate”, “herein”, “hereby”, “hereof”, “hereto”, “hereunder” and similar expressions mean or refer to this Warrant Certificate and any deed or instrument supplemental or ancillary thereto and any schedules hereto or thereto and not to any particular article, section, subsection, clause, subclause or other portion hereof; and

(m)	“Warrant” or “Warrants” means the right to acquire Shares evidenced hereby.

2.	Expiry Time

After the Expiry Time, all rights under any Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not theretofore have been exercised, shall wholly cease and terminate and such Warrants and this Warrant Certificate shall be void and of no value or effect.

3.	Exercise Procedure

Except as otherwise provided for below in this Section 3, the right to purchase Shares conferred by a Warrant may be exercised by the Holder surrendering this Warrant Certificate, together with a duly completed and executed Subscription Form. The Holder shall either (a) deliver with the Subscription Form a certified cheque, bank draft or wire transfer for the aggregate Exercise Price payable to, or to the order of, the Company, at the address as set out on this Warrant Certificate or such other address as the Company may from time to time in writing direct, or (b) elect to dispose to the Company that part of this Warrant having a value equal to the aggregate Exercise Price payable by the Holder and to receive Shares then issuable upon exercise of the remaining part of this Warrant, such that, without payment of any cash consideration or other immediately available funds, the Holder shall exercise the remaining portion of the Warrants in exchange for the number of Shares as computed using the following formula:

X = [Y (A-B)] / A

Where: X = the number of Shares to be issued to the Holder.

Y = the number of Shares issuable to the Holder upon a cash exercise of the applicable number of Warrants duly surrendered for exercise.

A = the Current Market Price of one Share on the effective date that this Warrant Certificate, along with all associated documentation required pursuant to this Warrant Certificate, are duly surrendered to the Company for exercise.

B = the per Share Exercise Price (as adjusted in accordance with this Warrant Certificate as of the date of such calculation).

Any reference to the payment of the Exercise Price herein is deemed to include delivery of Warrants for cashless exercise as set forth in this Section 3.

This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder, for new warrant certificates of like tenor, and bearing the same legends representing, in the aggregate, the right to subscribe for the number of Shares which may be subscribed for hereunder.

4.	Right to Distributions

Subject to applicable laws and the rights of any shares of the Company ranking in preference to the Shares, the Holder hereof shall be entitled to receive ratably with the holders of Shares, any dividends declared on the Shares or any other distributions made to the holders of Shares (the “Share Distribution”), on the basis as if the Warrants had been exercised for Shares at the Exercise Price in effect for the Warrants as of the record date for the determination of the holders of Shares entitled to receive the Share Distribution.

5.	Entitlement to Certificate

Upon such delivery and payment as aforesaid, the Company shall cause to be issued to the Holder hereof the Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant Certificate and the Holder hereof shall become a shareholder of the Company in respect of such Shares with effect from the date of such delivery and payment and shall be entitled to delivery of confirmation of the registration of such Shares and the Company shall cause such confirmation to be mailed to the Holder hereof at the address or addresses specified in such subscription within five (5) Business Days of such delivery and payment.

6.	Register of Warrantholders and Transfer of Warrants

The Company shall cause a register to be kept in which shall be entered the names and addresses of all holders of the Warrants and the number of Warrants held by them.

The Company may treat the registered holder of any Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary except where the Company is required to take notice by statute or by order of a court of competent jurisdiction.

Subject to the terms hereof and the terms set forth in the Transfer Form attached as Schedule “B” hereto, this Warrant may be transferred to: (i) an Affiliate of the Holder; or (ii) any other person; provided that no proposed transfer to a person that is not an Affiliate of the Holder will be permitted (A) without the prior written consent of the Company, which consent will not be unreasonably withheld, conditioned or delayed unless the Company determines, in its sole discretion, that the proposed transferee is, or is reasonably expected to become, a competitor of the Company. In addition to the foregoing, no transfer of this Warrant shall be effective unless this Warrant Certificate is accompanied by a duly executed Transfer Form or other instrument of transfer in such form as the Company may from time to time prescribe, together with such evidence of the genuineness of each endorsement, execution and authorization and of other matters as may reasonably be required by the Company. Notwithstanding anything else contained herein, no transfer of this Warrant shall be made if in the opinion of counsel to the Company such transfer would result in the violation of any applicable securities laws.

7.	Partial Exercise

The Holder may subscribe for and purchase a number of Shares less than the number the Holder is entitled to purchase pursuant to this Warrant Certificate. In the event of any such subscription and purchase prior to the Expiry Time, the Holder shall in addition be entitled to receive, without charge, a new Warrant Certificate in respect of the balance of the Shares of which he was entitled to purchase pursuant to this Warrant Certificate and which were then not purchased.

8.	No Fractional Shares

Notwithstanding any adjustments provided for in Section 13 hereof or otherwise, the Company shall not be required upon the exercise of any Warrants, to issue fractional Shares in satisfaction of its obligations hereunder. Where a fractional Share would, but for this Section 8, have been issued upon exercise of a Warrant, in lieu thereof, there shall be paid to the Holder an amount equal (rounded to the nearest US$0.01) to the product obtained by multiplying such fractional share interest by the Current Market Price at the date of due exercise of this Warrant, accompanied by a subscription form and the Exercise Price in the manner provided in Section 3, which payment shall be made within five (5) Business Days of such delivery and payment.

9.	Not a Shareholder

Except as provided for herein, nothing in this Warrant Certificate or in the holding of the Warrants evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Company.

10.	No Obligation to Purchase

Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Company to issue any shares except those shares in respect of which the Holder shall have exercised its right to purchase hereunder in the manner provided herein.

11.	Ranking of Warrants

All warrants issued concurrent herewith shall rank pari passu, notwithstanding the actual date of the issue thereof.

12.	Covenants

(a)	The Company covenants and agrees that:

(i)	so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Shares to satisfy the right of purchase herein provided for should the Holder determine to exercise its rights in respect of all the Shares for the time being called for by such outstanding Warrants; and

(ii)	all Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Shares and the holders thereof shall not be liable to the Company or to its creditors in respect thereof.

(b)	The Company shall make all requisite filings under the Securities Act (Ontario) and the regulations made thereunder including those necessary to remain a reporting issuer not in default of any requirement of such act and regulations.

(c)	The Company shall use all reasonable efforts to preserve and maintain its corporate existence. (c

(d)	The Company shall will use commercially reasonable efforts to maintain the listing of the Shares on the Canadian Securities Exchange or another national stock exchange until the Expiry Time.

13.	Adjustment to Exercise Price

The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If and whenever at any time after the date hereof the Company:

(i)	issues Shares or securities exchangeable for or convertible into Shares to all or substantially all the holders of the Shares as a stock dividend; or
(ii)	makes a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares; or

(iii)	subdivides its outstanding Shares into a greater number of shares; or

(iv)	consolidates its outstanding Shares into a smaller number of shares;

(any of such events being called a “Share Reorganization”), then the Exercise Price will be adjusted effective immediately after the effective date or record date for the happening of a Share Reorganization, as the case may be, at which the holders of Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which is the number of Shares outstanding immediately after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Shares are distributed, the number of Shares that would have been outstanding had all such securities been exchanged for or converted into Shares on such effective date or record date).

(b)	If and whenever at any time after the date hereof the Company fixes a record date for the issue of rights (excluding rights issued pursuant to a shareholder rights plan), options or warrants to the holders of all or substantially all of its outstanding Shares under which such holders are entitled to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares, where:

(i)	the right to subscribe for or purchase Shares, or the right to exchange securities for or convert securities into Shares, expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being herein in this Section 13 called the “Rights Period”), and

(ii)	the cost per Share during the Rights Period (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) (herein in this Section 13 called the “Per Share Cost”) is less than 95% of the Current Market Price of the Shares on the record date,

(any of such events being called a “Rights Offering”), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

(A)	the numerator of which is the aggregate of:

(1)	the number of Shares outstanding as of the record date for the Rights Offering; and

(2)	a number determined by dividing the product of the Per Share Cost and:

(I)	where the event giving rise to the application of this subsection 13(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

(II)	where the event giving rise to the application of this subsection 13(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Shares as of the record date for the Rights Offering; and

(B)	the denominator of which is:

(1)	in the case described in subparagraph 13(b)(A)(2)(I), the number of Shares outstanding, or

(2)	in the case described in subparagraph 13(b)(A)(2)(II), the number of Shares that would be outstanding if all the Shares described in subparagraph 13(b)(A)(2)(II) had been issued,

as at the end of the Rights Period.

Any Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (Ontario)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

If by the terms of the rights, options or warrants referred to in this Section 13, there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(I)	the lowest purchase, conversion or exchange price per Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(II)	the average purchase, conversion or exchange price per Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 13 as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in this Section 13, the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

If the Holder has exercised this Warrant Certificate in accordance herewith during the period beginning immediately after the record date for a Rights Offering and ending on the last day of the Rights Period therefor, the Holder will, in addition to the Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Shares equal to the result obtained when the Exercise Price in effect immediately prior to the end of such Rights Offering pursuant to this subsection is multiplied by the number of Shares received upon the exercise of this Warrant during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection; provided that the provisions of Section 7 will be applicable to any fractional interest in a Share to which such Holder might otherwise be entitled. Such additional Shares will be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Shares will be delivered to such Holder within ten (10) Business Days following the end of the Rights Period.

(c)	If and whenever at any time after the date hereof the Company fixes a record date for the issue or the distribution to the holders of all or substantially all of the outstanding Shares of:

(i)	shares of the Company of any class other than Shares;

(ii)	rights, options or warrants to acquire shares or securities exchangeable for or convertible into Shares or property or other assets of the Company;

(iii)	evidence of indebtedness of the Company; or

(iv)	any property or other assets of the Company,

and if such issuance or distribution does not constitute (A) a Share Reorganization, (B) a Rights Offering or (C) the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Shares under which such holders are entitled to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares, where:

(x)	the right to subscribe for or purchase Shares, or the right to exchange securities for or convert securities into Shares, expires not more than 45 days after the date of such issue, and

(y)	the cost per Share during the Rights Period, inclusive of the Per Share Cost, is 95% or more than the Current Market Price of the Shares on the record date

(any of such non-excluded events being called a “Special Distribution”), the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

(A)	the numerator of which is:

(1)	the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(2)	the aggregate fair market value (as determined by action by the directors of the Company, subject, however, to the prior written consent of the TSX Venture Exchange, where required) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(B)	the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (Ontario)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)	If and whenever at any time after the date hereof there is a Share Reorganization, a Rights Offering, a Special Distribution, a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than a Share Reorganization), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares), or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Holder, upon exercising this Warrant Certificate after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which such Holder was theretofore entitled upon exercise of this Warrant Certificate. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 13 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 13 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Any such adjustment must be made by and set forth in an amendment to this Warrant Certificate approved by action by the directors of the Company and will for all purposes be conclusively deemed to be an appropriate adjustment.

(e)	If at any time after the date hereof and prior to the Expiry Time any adjustment in the Exercise Price shall occur as a result of:

(i)	an event referred to in subsection 13(a);

(ii)	the fixing by the Company of a record date for an event referred to in subsection 13(b); or

(iii)	the fixing by the Company of a record date for an event referred to in subsection 13(c) if such event constitutes the issue or distribution to the holders of all or substantially all of its outstanding Shares of (A) Equity Shares, or (B) securities exchangeable for or convertible into Equity Shares at an exchange or conversion price per Equity Share less than the Current Market Price on such record date or (C) rights, options or warrants to acquire Equity Shares at an exercise, exchange or conversion price per Equity Share less than the Current Market Price on such record date, then, where required, the number of Shares purchasable upon the subsequent exercise of this Warrant Certificate shall be simultaneously adjusted by multiplying the number of Shares purchasable upon the exercise of this Warrant Certificate immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent any adjustment in subscription rights occurs pursuant to this subsection 13(e) as a result of a distribution of exchangeable or convertible securities other than Equity Shares referred to in subsection 13(a) or as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in subsection 13(b), the number of Shares purchasable upon exercise of this Warrant Certificate shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Shares which would be purchasable based upon the number of Shares actually issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right. To the extent that any adjustment in subscription rights occurs pursuant to this subsection 13(e) as a result of the fixing by the Company of a record date for the distribution of exchangeable or convertible securities other than Equity Shares or rights, options or warrants referred to in subsection 13(c), the number of Shares purchasable upon exercise of this Warrant Certificate shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number which would be purchasable pursuant to this subsection 13(e) if the fair market value of such securities or such rights, options or warrants had been determined for purposes of the adjustment pursuant to this subsection 13(e) on the basis of the number of Equity Shares issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right.

14.	Rules Regarding Calculation of Adjustment of Exercise Price

(a)	The adjustments provided for in Section 13 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 14.

(b)	No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(c)	No adjustment in the Exercise Price will be made in respect of any event described in Section 13, other than the events referred to in clauses 13(a)(iii) and (iv), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised this Warrant Certificate prior to or on the effective date or record date of such event.

(d)	No adjustment in the Exercise Price will be made under Section 13 in respect of the issue from time to time of Shares issuable from time to time as dividends paid in the ordinary course to holders of Shares who exercise an option or election to receive substantially equivalent dividends in Shares in lieu of receiving a cash dividend, and any such issue will be deemed not to be a Share Reorganization.

(e)	If at any time a dispute arises with respect to adjustments provided for in Section 13, such dispute will be conclusively determined by the auditors of the Company or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company and any such determination, where required, will be binding upon the Company, the Holder and shareholders of the Company. The Company will provide such auditors or accountants with access to all necessary records of the Company.

(f)	In case the Company after the date of issuance of this Warrant Certificate takes any action affecting the Shares, other than action described in Section 13, which in the opinion of the board of directors of the Company would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Company but subject in all cases to the prior written consent of the Canadian Securities Exchange, where required, and any necessary regulatory approval. Failure of the taking of action by the directors of the Company so as to provide for an adjustment on or prior to the effective date of any action by the Company affecting the Shares will be conclusive evidence that the board of directors of the Company has determined that it is equitable to make no adjustment in the circumstances.

(g)	If the Company sets a record date to determine the holders of the Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(h)	In the absence of a resolution of the directors of the Company fixing a record date for a Special Distribution or Rights Offering, the Company will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(i)	As a condition precedent to the taking of any action which would require any adjustment to this Warrant Certificate, including the Exercise Price, the Company must take any corporate action which may be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(j)	The Company will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 13, forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

(k)	The Company covenants to and in favor of the Holder that so long as the Warrants represented by this Warrant Certificate remain outstanding, it will give notice to the Holder of its intention to fix a record date for any event referred to in subsections 13(a), (b) or (c) (other than the subdivision or consolidation of the Shares) which may give rise to an adjustment in the Exercise Price, and, in each case, such notice must specify the particulars of such event and the record date and the effective date for such event; provided that the Company is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to each such applicable record date or effective date.

15.	Consolidation and Amalgamation

(a)	The Company shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Company and the successor corporation shall have executed such instruments and done such things as, in the opinion of counsel to the Holder, are necessary or advisable to establish that upon the consummation of such transaction:

(i)	the successor corporation will have assumed all the covenants and obligations of the Company under this Warrant Certificate, and

(ii)	the Warrant will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant Certificate.

(b)	Whenever the conditions of subsection 15(a) shall have been duly observed and performed the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Company under this Warrant Certificate in the name of the Company or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Company may be done and performed with like force and effect by the like directors or officers of the successor corporation.

(c)	The provisions of this Section 15 shall similarly apply to successive reorganizations, reconstructions, consolidations, amalgamations, mergers, transfers, sales or dispositions.

16.	Representation and Warranty

The Company hereby represents and warrants with and to the Holder that the Company is duly authorized and has the corporate and lawful power and authority to create and issue the Warrants represented by this Warrant Certificate and the Shares issuable upon the exercise hereof and perform its obligations hereunder and that this Warrant Certificate represents a valid, legal and binding obligation of the Company enforceable in accordance with its terms.

17.	If Share Transfer Books Closed

The Company shall not be required to deliver confirmation of registration for Shares while the share transfer books of the Company are properly closed, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Shares called for thereby during any such period delivery of confirmation of registration for Shares may be postponed for not exceeding five (5) Business Days after the date of the re-opening of said share transfer books. Provided, however, that any such postponement of delivery of confirmation of registration shall be without prejudice to the right of the Holder, if the Holder has surrendered the same and made payment during such period, to receive such confirmation of registration for the Shares called for after the share transfer books have been re-opened.

18.	Protection of Shareholders, Officers and Directors

Subject as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. The Holder expressly agrees and declares that the obligations under the Warrants evidenced hereby, are solely corporate obligations of the Company and that no personal liability whatever shall attach to or be incurred by the shareholders, officers, or directors of the Company or any of them in respect thereof

19.	Lost Certificate

If this Warrant Certificate evidencing the Warrants issued hereby becomes stolen, lost, mutilated or destroyed the Company may, on such terms, as it may in its discretion reasonably impose, respectively issue and countersign a new warrant of like denomination, tenor and date, and bearing the same legends, as the certificate so stolen, lost mutilated or destroyed.

20.	Governing Law

In all respects, including all matters of construction, validity and performance, this agreement and all disputes, claims and proceedings in connection herewith shall be governed by, and construed and enforced in accordance with, the internal laws of the state of California applicable to contracts made and performed in that state (without regard to the choice of law or conflicts of law provisions thereof) and any applicable laws of the United States of America. Each of the parties hereto hereby consents and agrees that the Superior Court of Los Angeles County, California, or, at any party’s option, the United States District Court for the Central District of California, shall have exclusive jurisdiction to hear and determine any claims or disputes among the parties hereto pertaining to this Agreement or to any matter arising out of or related to this Agreement. Each party hereby expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and such persons hereby waive any objection which they may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consent to the granting of such legal or equitable relief as is deemed appropriate by such court.

21.	Severability

If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(i)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

(ii)	the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant Certificate in any other jurisdiction.

22.	Headings

The headings of the articles, sections, subsections and clauses of this Warrant Certificate have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Warrant Certificate.

23.	Numbering of Articles, etc.

Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, subclause or schedule refers to the article, section, subsection, clause, subclause or schedule bearing that number or letter in this Warrant Certificate.

24.	Gender

Whenever used in this Warrant, words importing the singular number only shall include the plural, and vice versa, and words importing the masculine gender shall include the feminine gender.

25.	Day not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day. If the payment of any amount is deferred for any period, then such period shall be included for purposes of the computation of any interest payable hereunder.

26.	Computation of Time Period

Except to the extent otherwise provided herein, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”.

27.	Binding Effect

This Warrant Certificate and all of its provisions shall enure to the benefit of the Holder and his heirs, executors, administrators, legal personal representatives, permitted assigns and successors and shall be binding upon the Company and its successors and permitted assigns.

28.	Notice

Any notice, document or communication required or permitted by this Warrant Certificate to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail, or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed as follows:

(i)	to the Holder, in the register to be maintained pursuant to Section 6 hereof; and

(ii)	to the Company at:

MedMen Enterprises Inc.

10115 Jefferson Boulevard

Culver City, CA 90232

Attention:	Reece Fulgham
Email:	reece.fulgham@medmen.com

Notice so mailed shall be deemed to have been given on the tenth (10th) Business Day after deposit in a post office or public letter box. Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notice transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be. Any party may from time to time notify the other in the manner provided herein of any change of address which thereafter, until change by like notice, shall be the address of such party for all purposes hereof.

29.	Time of Essence

Time shall be of the essence hereof.

[The remainder of this page is intentionally left blank.]

This Warrant Certificate shall not be valid for any purpose whatever unless and until it has been executed by the Company.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer August 17, 2021.

This certificate has been electronically signed and is the only copy that will be issued by the Company. This certificate is deemed to be an original.

MEDMEN ENTERPRISES INC.

Per:
Reece Fulgham, Chief Financial Officer

SCHEDULE “A”
SUBSCRIPTION FORM

TO:	MEDMEN ENTERPRISES INC.

10115 Jefferson Boulevard

Culver City, CA 90232

The undersigned holder of the within Warrant Certificate hereby irrevocably subscribes for Class B subordinate voting shares (“Shares”) of MEDMEN ENTERPRISES INC. (the “Company”) pursuant to the within Warrant Certificate at the Exercise Price per share specified in the said Warrant Certificate and encloses herewith cash or a certified cheque, money order or bank draft payable to the order of the Company, or has arranged for wire transfer, in payment of the subscription price therefor, or has indicated that the undersigned holder is electing net exercise under Section 3(b) of the Warrant Certificate. Capitalized terms used herein have the meanings set forth in the within Warrant Certificate.

The undersigned hereby acknowledges that the following legend will be placed on the confirmation of registration/certificates representing the Shares being acquired upon exercise of the Warrants:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR U.S. STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED THAT THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY.”

[Note: to be included if subscriber is subject to Canadian law]

[The undersigned hereby acknowledges that the following legend will be placed on the confirmation of registration/certificates representing the Shares being acquired upon exercise of the Warrants if the exercise is prior to December 18, 2021:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE DECEMBER 18, 2021.]

In connection with the exercise of the Warrant and issuance of the Shares, the undersigned represents and warrants as follows:

(a)	Purchase for Own Account. The undersigned is acquiring the Shares as principal for his, her or its own account and not with a view to or for distributing or reselling such Shares or any part thereof in violation of the U.S. Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the U.S. Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares in violation of the U.S. Securities Act or any applicable state securities law (this representation and warranty not limiting Holder’s right to sell such Warrant Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

(b)	Status. The undersigned is, either: (i) an “accredited investor” as defined in Rule 501(a) under the U.S. Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the U.S. Securities Act.

(c)	Experience. The undersigned, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The undersigned is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment

(d)	Access to Information. The undersigned has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(e)	Restricted Securities. The undersigned understands and acknowledges that the Shares have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the offer and sale of the Shares to it are being made in reliance upon the exemption from registration provided by Section 4(a)(2) of the U.S. Securities Act and similar exemptions under applicable state securities laws. Holder understands and acknowledges that the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and agrees that if it decides to offer, sell, pledge or otherwise transfer any of the Securities, it will not offer, sell, pledge or otherwise transfer any of such securities, directly or indirectly, unless the transfer is unless pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an available exemption from, or in compliance with an exemption from the registration requirements under the U.S. Securities Act provided that the undersigned has, prior to such transfer, furnished to the Company an opinion of counsel in a form satisfactory to the Company.

Except as provided in the Subscription Agreement between the Company and the Holder dated as of the date of the Warrant Certificate, the undersigned understands that the Company is not obligated to file and has no present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Shares in the United States, and acknowledges that there are substantial restrictions on the transferability of the Shares and that it may not be possible for the undersigned to readily liquidate his, her or its investment in the case of an emergency at any time.

(f)	Consent. The undersigned consents to the Company making a notation on its records or giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer set forth and described herein.

(g)	General Solicitation. The undersigned is not purchasing the Shares as a result of any “directed selling efforts” (as defined in Regulation S) or any “general solicitation” or “general advertising” (as defined in Regulation D under the U.S. Securities Act), including any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of the undersigned, any other general solicitation or general advertisement.

DATED this day of           , 20    .

NAME:
Signature:
Address:

☐	Please check box if these share certificates are to be delivered at the office where this Warrant Certificate is surrendered, failing which the confirmation of registration for the Shares will be mailed to the subscriber at the address set out above.

If any Warrants represented by the within Warrant Certificate are not being exercised, a new Warrant Certificate bearing the same legends as the within Warrant Certificate will be issued and delivered with the confirmation of registration for the Shares.

SCHEDULE “B”

TRANSFER FORM

For value received, the undersigned hereby sells, transfers and assigns unto __________________________________________________________________

(please print name of transferee)
of	_________________________________
_________________________________
_________________________________
(please print address of transferee)

__________________________________________Warrants represented

(please insert number of Warrants to be transferred) by the within certificate.

DATED this ___ day of ________________, 20___.

NOTICE: THE SIGNATURE TO THIS TRANSFER MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER

Signature guaranteed by:
NOTICE: THE SIGNATURE OF THE TRANSFEROR SHOULD BE GUARANTEED BY A BANK, FINANCIAL INSTITUTION OR STOCK BROKER WHOSE SIGNATURE IS ACCEPTABLE TO THE COMPANY.

Warrants shall only be transferable in accordance with applicable laws and the resale of Warrants and Shares issuable upon exercise of Warrants may be subject to restrictions under such laws.